J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST I

JPMorgan Corporate Bond Fund

JPMorgan Global Bond Opportunities Fund

JPMORGAN TRUST II

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMORGAN TRUST IV

JPMorgan Preferred and Income Securities Fund

(All Share Classes)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 6, 2026 to the current Summary Prospectuses,

Prospectuses and Statements of Additional Information, as supplemented

As previously announced in a supplement on April 1, 2025, Lisa Coleman announced her retirement from J.P. Morgan Investment Management Inc. (“JPMIM”), effective March 2026 and Michael Sais announced his retirement from JPMIM, effective April 2026. Effective close of business, March 1, 2026, Ms. Coleman will no longer serve as a portfolio manager to the JPMorgan Corporate Bond Fund, JPMorgan Global Bond Opportunities Fund, JPMorgan Core Plus Bond Fund and JPMorgan Preferred and Income Securities Fund. Effective close of business, April 1, 2026, Mr. Sais will no longer serve as a portfolio manager to the JPMorgan Government Bond Fund. Therefore, as of those effective dates, all references to Ms. Coleman and Mr. Sais will be deleted from the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INC-PM-226